As filed with the Securities and Exchange Commission on December 18, 2002

================================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               NUTRITION 21, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11

       (1)    Title of each class of securities to which transaction applies:
              __________________________________________________________________

       (2)    Aggregate number of securities to which transaction applies:
              __________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

       (4)    Proposed maximum aggregate value of transaction:
              __________________________________________________________________

       (5)    Total fee paid:
              __________________________________________________________________

[ ]    Fee paid previously with preliminary materials:__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:
              ______________________________________________

       (2)    Form, Schedule or Registration Statement No.:
              ______________________________________________

       (3)    Filing Party:
              ______________________________________________

       (4)    Date Filed:
              ______________________________________________

                               NUTRITION 21, INC.
                   NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS

       Notice is hereby given that the Annual Meeting of Shareholders of Nutrition 21, Inc. (the "Company") will be held at the Union League Club, 38 East 37th Street, New York, New York, at 10:00 A.M. on January 17, 2003 for the following purposes as set forth in the accompanying Proxy Statement:

       1.     To elect seven directors;

       2.     To  approve  the   adoption  of  a  new  2003  Stock  Option  Plan
              authorizing the Company to issue options to acquire up to 2,500,000 shares of Common Stock to directors, officers, employees and others who render services to the Company;

       3. To ratify the selection and appointment by the Company's Board of Directors of Ernst & Young LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending June 30, 2003; and

       4. To transact such other business as may properly come before the meeting or any adjournments thereof.

       Holders of record of the Company's Common Stock at the close of business on December 2, 2002 will be entitled to vote at the meeting.


                                      By Order of the Board of Directors


                                      BENJAMIN T. SPORN,
                                      Secretary


Dated:  December 4, 2002

                               NUTRITION 21, INC.
                              4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 17, 2003

                                 PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Nutrition 21, Inc. (the "Company") to be held at the Union League Club, 38 East 37th Street, New York, New York, at 10:00 A.M. on January 17, 2003, and at any adjournments thereof. The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying materials are being mailed on or about December 12, 2002.

RECORD DATE

       Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of December 2, 2002, the Company's voting securities outstanding totaled 32,948,655 shares of Common Stock.

QUORUM

       The presence at the meeting, in person or represented by proxy, of a majority of the outstanding shares entitled to vote at the meeting will constitute a quorum for the transaction of business. If a share is deemed present at the meeting for any matter, it will be deemed present for all matters. Shares held by a nominee for a beneficial owner that are voted on any matter and abstentions will be included in determining the number of shares present. Shares held by a nominee for a beneficial owner that are not voted on any matter will not be included in determining the number of shares present.

RIGHT TO REVOKE PROXIES

       Proxies may be revoked by shareholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting. Certain information regarding each nominee is set forth in the table and text below. The number of shares, if any, beneficially owned by each nominee is listed below under "Principal Shareholders and Share Ownership of Directors and Officers."

       The directors serve for a term of one year and until their successors are duly elected and qualified. The Board of Directors held five meetings in the fiscal year ended June 30, 2002. All directors attended all meetings of the Board during the fiscal year ended June 30, 2002, except for Robert E. Pollack who attended less than 75% of the meetings. John H. Gutfreund became Chairman of the Board on October 1, 2001, succeeding Robert E. Flynn who remained on the Board until December 31, 2001. Warren Cooper, MD, was elected to the Board on April 15, 2002. The Board of Directors has an Audit Committee which consists of Dr. George Benson, Dr. Cooper and Mr. Gutfreund. The Audit Committee held four meetings during the fiscal year ended June 30, 2002. The Board of Directors has a Compensation Committee which consists of Dr. Audrey T. Cross, Mr. Gutfreund, and Dr. Robert E. Pollack. The Compensation Committee held one meeting during the fiscal year ended June 30, 2002. The Board of Directors does not have a Nominating Committee. During the fiscal year ended June 30, 2002, each member of the Board of Directors attended at least 75% of the meetings of each Committee of the Board on which the Director serves.

       Officers serve at the pleasure of the Board of Directors. There are no family relationships among directors, nominees or executive officers, nor are there any arrangements or understandings between any such director or nominee and any other person pursuant to which any director or nominee was selected as such, other than as described below.

       So long as Burns, Philp & Company Limited ("BP") owns at least 20% of the Company's outstanding common stock, BP is entitled to nominate one member for election to the Company's Board. To date, BP which currently owns 24% of the Company's outstanding shares, has not nominated a director. See also "Certain Relationships and Related Transactions."

       All of the nominees are currently serving as directors. The name, age and term of office as director of each nominee for election as director and his or her present position(s) with the Company and other principal affiliations are:

NAME AND AGE OF              DIRECTOR
NOMINEE FOR ELECTION          SINCE          POSITION(S)

P. George Benson, PhD (56)     1998     Dean, Terry College of Business,
                                        University of Georgia

Warren D. Cooper, MD (49)      2002     President, Coalescence Inc.

Audrey T. Cross, PhD (57)      1995     Associate Clinical Professor, School of
                                        Public Health, Columbia University

John H. Gutfreund (72)         2000     Senior Managing Director, C. E.
                                        Unterberg, Towbin, and
                                        President, Gutfreund & Company, Inc.

Gail Montgomery (49)           2000     President and Chief Executive Officer

Marvin Moser, MD (78)          1997     Clinical Professor of Medicine,
                                        Yale University School of Medicine

Robert E. Pollack, PhD (62)    1995     Professor of Biological Science,
                                        Columbia University

       Gail Montgomery has been President, Chief Executive Officer and a Director of the Company since September 29, 2000, when she succeeded Fredric D. Price. From July 1999 to September 2000, she served the Company in various capacities, most recently as Vice President and General Manager. From November 1998 to July 1999, Ms. Montgomery was President of Health Advantage Consulting, a consulting firm, which provided strategic planning, new product introduction, and market development services to the nutrition industry. From 1992 to 1998, she worked for Diet Workshop, a diet franchise network, most recently as President and CEO. From 1979 to 1992, Ms. Montgomery served in various capacities in the health and fitness sector. She received a BA from Douglas College of Rutgers University in communications.

       John H. Gutfreund was elected a Director of the Company in February 2000 and Chairman of the Board in October 2001. Mr. Gutfreund is Senior Managing Director and Executive Committee Member of C. E. Unterberg, Towbin, investment bankers, and President of Gutfreund & Company, Inc., a New York-based financial consulting firm that specializes in advising select corporations and financial institutions in the United States, Europe and Asia. He is the former chairman and chief executive officer of Salomon Inc., and past vice chairman of the New York Stock Exchange and a past board member of the Securities Industry Association. Mr. Gutfreund is active in the management of various civic, charitable, and philanthropic organizations, including the New York Public Library, Montefiore Medical Center, The Brookings Institution, Council on Foreign Relations, Honorary Trustee, Oberlin (Ohio) College, and Chairman of the Aperture Foundation. Mr. Gutfreund is also a director of AccuWeather, Inc., Ascent Assurance, Inc., Evercel Inc., LCA-Vision, Inc., Maxicare Health Plans, Inc., The LongChamp Core Plus Fund Ltd., and The Universal Bond Fund. He received a BA from Oberlin College.

       P. George Benson, PhD, was elected a Director of the Company in July 1998. Dr. Benson is Dean of the Terry College of Business and holds the Simon S. Selig, Jr. Chair for Economic Growth at the University of Georgia. Dr. Benson was previously the Dean of the Faculty of Management at Rutgers University and a professor of decision sciences at the Carlson School of Management of the University of Minnesota. In 1997, he was appointed by the U.S. Secretary of Commerce to a three-year term as one of the nine judges for the Malcolm Baldridge National Quality Award. In 1996, Business News New Jersey named Dr. Benson one of New Jersey's "Top 100 Business People." He received a BS from Bucknell University and a PhD in business from the University of Florida.

       Warren D. Cooper, MD was elected a Director of the Company in April 2002. Dr. Cooper is president and founder of Coalescence, Inc., a consultancy focused on business and product development for the pharmaceutical and healthcare industries. From 1995 to 1999, Dr. Cooper was the business unit leader of Cardiovascular Business Operations at AstraZeneca Pharmaceuticals LP. For three years before that he was executive director of the Medical Affairs & Drug Development Operations in the Astra/Merck Group of Merck & Co. Over a five-year period from 1987 to 1992, Dr. Cooper served as executive director for Worldwide Clinical Research Operations and as senior director for Clinical Research Operations (Europe) at Merck Research Laboratories. He was with Merck, Sharp & Dohme, U.K., from 1980 to 1987, first as a clinical research physician and later as director of medical affairs. Dr. Cooper is a member of the Medical Advisory Board of Zargis Medical Corp. (a Siemens joint venture). He also holds memberships in the American Association of Pharmaceutical Physicians, the American Society of Hypertension and the International Society of Hypertension. He received a B. Sc. in physiology and an M.B. B.S. (U.K. equivalent to U.S. MD) from The London Hospital Medical College, University of London.

       Audrey T. Cross, PhD, was elected a Director of the Company in January 1995. Dr. Cross has been Associate Clinical Professor at the Institute of Human Nutrition at the School of Public Health of Columbia University since 1988. She also works as a consultant in the areas of nutrition and health policy. She has served as a special assistant to the United States Secretary of Agriculture as Coordinator for Human Nutrition Policy and has worked with both the United States Senate and the California State Senate on nutrition policy matters. She received a BS in dietetics, a Master of Public Health in nutrition and a PhD from the University of California at Berkeley, and a JD from the Hastings College of Law at the University of California at San Francisco.

       Marvin Moser, MD was elected a Director of the Company in October 1997. He is Clinical Professor of Medicine at Yale and Senior Medical Consultant at the National High Blood Pressure Education Program of the National Heart, Lung and Blood Institute. Dr. Moser's work has focused on various approaches to the prevention and treatment of hypertension and heart disease. He has published extensively on this subject with over 400 publications. He has authored or contributed to more than 30 books and numerous physician and patient education programs. He is editor-in-chief of the Journal of Clinical Hypertension. Dr. Moser is also a member of the Board of The Third Avenue Value Funds and the Trudeau Institute. He received a BA from Cornell University and an MD from Downstate University College of Medicine.

       Robert E. Pollack, PhD, was elected a Director of the Company in January 1995. Dr. Pollack has been a Professor of Biological Sciences at Columbia University since 1978. In addition, from 1982 to 1989 he was Dean of Columbia College. Prior thereto he was Professor of Microbiology at the State University of New York School of Medicine at Stony Brook, Senior

Scientist at Cold Spring Harbor Laboratory, Special NIH fellow at the Weizmann Institute in Israel, and NIH Fellow in the Department of Pathology at New York University School of Medicine. He is the author of more than one hundred research papers on the molecular biology of viral oncogenesis, a dozen articles in the popular press, and three books. He received a BA in physics from Columbia University and a PhD in biology from Brandeis University.


EXECUTIVE OFFICERS

The name, age and position(s) of each executive officer of the Company are:

           NAME                                POSITION(S)

Gail Montgomery (49)        President, Chief Executive Officer and Director

Benjamin T. Sporn (64)      Senior Vice President, General Counsel and Secretary

Alan J. Kirschbaum (57)     Senior Vice President, Finance and Treasury, and
                            Principal Financial Officer

Andrew H. Wertheim (46)     Chief Operating Officer

                          ----------------------------

       Officers of the Company serve at the pleasure of the Board of Directors subject to any contracts of employment. See the biographical descriptions under "Election of Directors" for additional information on Ms. Montgomery.

       Benjamin T. Sporn has been legal counsel to the Company since 1990 and has served as Secretary of the Company since 1986, and was appointed Senior Vice President and General Counsel in February 1998. He was an attorney with AT&T from 1964 until December 1989 when he retired from AT&T as a General Attorney for Intellectual Property Matters. Mr. Sporn was a director of the Company from 1986 until 1994. He received a BSE degree from Rensselaer Polytechnic Institute and a JD degree from American University.

       Alan J. Kirschbaum was elected Senior Vice President in March 2001, and is the Company's Principal Financial Officer. From October 1999 to March 2001, he served the Company as Controller. From 1996 to 1999, Mr. Kirschbaum was Vice President and Controller of AMS Asset Management Services. From 1984 to 1996, he held a series of financial positions of increasing responsibility with Ascom Timeplex, Inc. He received a BS from Pennsylvania State University, an MBA from Pace University, and is a Certified Public Accountant.

       Andrew H. Wertheim was elected Chief Operating Officer in August 2002. From 1997 to 2002, he was President and Chief Operating Officer of A L Systems, Inc., a computer software company. From 1997 to 1998, he served as Senior Vice President, Marketing & Sales for MenuDirect Corporation, a company that specialized in nutritional products for people on medical and lifestyle restricted diets. From 1992 to 1997, Mr. Wertheim was Vice President, Marketing & Sales for Estee Corporation, a leading manufacturer of foods for people with diabetes. Before that, he was Director of Marketing for Progresso Soups from 1984 to 1991 and

Marketing Manager at Kellogg's from 1979 to 1983. He received his B.S. in Communications from Boston University and his MBA in Marketing from Northeastern University.


VOTING

       Directors will be elected by a plurality of the votes cast.


EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company during the periods indicated for (i) the Company's chief executive officer during fiscal year 2002 and (ii) certain other persons that served as executive officers in fiscal year 2002 whose total annual salary and bonus was in excess of $100,000.

                        SUMMARY COMPENSATION TABLE (1)(2)
============================= =================================================== ================= =================
                                                                                     LONG-TERM         ALL OTHER
NAME AND PRINCIPAL POSITION                  ANNUAL COMPENSATION                    COMPENSATION      COMPENSATION
                              --------------------------------------------------- ----------------- -----------------
                                    PERIOD             SALARY          BONUS         SECURITIES         ($)
                                                        ($)             ($)          UNDERLYING
                                                                                      OPTIONS
                                                                                        (#)
----------------------------- -------------------- --------------- -------------- ----------------- -----------------
Gail Montgomery, President,
Chief Executive Officer and   7/27/99 - 6/30/00(3)    113,180         50,000            25,000
Director
                              -------------------- --------------- -------------- ----------------- -----------------
                              7/1/00 - 6/30/01        257,307        275,000           200,000

                              -------------------- --------------- -------------- ----------------- -----------------
                              7/1/01 - 6/30/02        275,000                          500,000
----------------------------- -------------------- --------------- -------------- ----------------- -----------------
Alan J. Kirschbaum, Senior
Vice President, Finance and   7/1/99 - 6/30/00        137,500         15,000            15,000
Treasury, and Principal
Financial Officer             -------------------- --------------- -------------- ----------------- -----------------
                              7/1/00 - 6/30/01        150,000         30,000            75,000

                              -------------------- --------------- -------------- ----------------- -----------------
                              7/1/01 - 6/30/02        150,000

----------------------------- -------------------- --------------- -------------- ----------------- -----------------
Benjamin T. Sporn, Senior
Vice President, General       7/1/99 - 6/30/00        190,000         75,000
Counsel and Secretary
                              -------------------- --------------- -------------- ----------------- -----------------
                              7/1/00 - 6/30/01        207,500         66,688           165,000

                              -------------------- --------------- -------------- ----------------- -----------------
                              7/1/01 - 6/30/02        207,500

============================= ==================== =============== ============== ================= =================

       (1) The above compensation does not include the use of an automobile and other personal benefits, the total value of which do not exceed as to any named officer or director, the lesser of $50,000 or 10% of such person's annual salary and bonus.

       (2) Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission"), the table omits a number of columns reserved for types of compensation not applicable to the Company.

       (3)    Ms. Montgomery joined the Company on July 27, 1999.

       None of the individuals listed above received any long-term incentive plan awards during the fiscal year.


EMPLOYMENT AND CONSULTING AGREEMENTS

       The Company has entered into a three-year employment agreement with Gail Montgomery as President and Chief Executive Officer, effective as of September 1, 2002. The agreement provides for an annual salary of $275,000, $300,000, and $325,000 in the successive years under the agreement, and for performance bonuses based on achieving defined revenue targets. Ms. Montgomery is also entitled to additional payments equal to one year's salary plus an additional month of salary for defined years of service, if her employment is terminated without cause before the agreement expires, or if the Company fails to offer to enter into a new one-year agreement upon expiration. If Ms. Montgomery's employment is terminated or she resigns within six months after a change of control (as defined) the Company will pay to her 2.99 times her annual salary and previous year's bonus plus certain gross-ups, but these payments will be reduced to the extent necessary to prevent the application of Section 280G of the Internal Revenue Code. The Company in July 2002, granted to Ms. Montgomery options to purchase an aggregate of 1,175,000 shares of common stock at $0.39 per share, of which options to purchase 325,000 shares were granted subject to later approval by shareholders. If prior to September 10, 2003, the shareholders do not approve the grant to her of these 325,000 options, these options will convert to a stock appreciation right ("SAR") on the same general terms as would have applied to these options, except that upon exercise the Company will pay to her the SAR's in-the-money value in cash or common stock.

       The Company has entered into a three-year employment agreement with Andrew Wertheim as Chief Operating Officer, effective as of August 5, 2002. The agreement provides for an annual salary of $225,000, $250,000, and $275,000 in the successive years under the agreement, and for performance bonuses based on achieving defined revenue targets. Mr. Wertheim is also entitled to additional payments equal to one year's salary, if his employment is terminated without cause before the agreement expires. If Mr. Wertheim's employment is terminated or he resigns within six months after a change of control (as defined) the Company will pay to him 2.99 times his annual salary and previous year's bonus plus certain gross-ups, but these payments will be reduced to the extent necessary to prevent the application of Section 280G of the Internal Revenue Code. The Company in August 2002, granted to Mr. Wertheim options to purchase an aggregate 675,000 shares of common stock at $0.36 per share,

       The Company entered into a four-year agreement with Benjamin T. Sporn effective September 1, 2002, which provides for his services as Senior Vice President, General Counsel, and Secretary as an employee during the first two years of the term, and as General Counsel and as a consultant during the balance of the term. Mr. Sporn's salary and fees will be $207,500, $225,000, $150,000 and $100,000 in successive years under the agreement, plus performance bonuses based on achieving defined revenue targets. Mr. Sporn is also entitled to additional payments equal to two years' salary if his employment is terminated without cause before the agreement expires. If Mr. Sporn's employment is terminated or he resigns within six months after a change of control (as defined) the Company will pay to him 2.99 times his annual salary and previous year's bonus plus certain gross-ups, but these payments will be reduced to the extent necessary to prevent the application of
Section 280G of the Internal Revenue Code. The Company in July 2002, granted to Mr. Sporn options to purchase an aggregate of 225,000 shares of common stock at $0.39 per share.

       The following tables set forth information with regard to options granted during the fiscal year ended June 30, 2002 (i) to the Company's Chief Executive Officer, and (ii) to other officers of the Company named in the Summary Compensation Table.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------- ---------------------------------
                                                                                          Potential Realizable Value At
                                   Individual Grants                                      Assumed Annual Rates Of
                                                                                          Stock Price Appreciation For
                                                                                          Option Term
----------------------------- ---------------- ---------------- ----------- ------------- ---------------------------------
                                                  Percent Of
                                                    Total
                                 Number Of         Options
                                Securities        Granted To     Exercise
                                Underlying       Employees In    or Base
            Name                  Options         Fiscal Year      Price      Expiration
                                Granted (#)                       ($/Sh)        Date          5% ($)           10% ($)
----------------------------- ---------------- ---------------- ----------- ------------- ---------------- ----------------
A. Alan J. Kirschbaum               --               --             --           --              --              --

----------------------------- ---------------- ---------------- ----------- ------------- ---------------- ----------------

B. Gail Montgomery (1)            500,000           40.65       $1.18         7/24/11     $371,520         $940,770

----------------------------- ---------------- ---------------- ----------- ------------- ---------------- ----------------

C.  Benjamin T. Sporn               --               --             --           --                --            --

----------------------------- ---------------- ---------------- ----------- ------------- ---------------- ----------------

(1) The stock options were granted on July 25, 2001. One-half vested on the first anniversary of the grant, and one-quarter vest on each of the next two anniversaries of the grant

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

---------------------------------------------------------------------------------------------------------------------
                                                 INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------------------------
      Name         Shares          Value       Number of Unexercised Options at   Value of Unexercised In-the-Money
                   Acquired    realized ($)               FY-End (#)                      Options at FY-End
                   in
                   Exercise
                      (#)
                                              ---------------- ------------------ ------------------ ----------------

                                                  Exercisable      Unexercisable        Exercisable    Unexercisable
------------------ ----------- -------------- ---------------- ------------------ ------------------ ----------------

Alan J.                     0              0           54,000             61,000                 $0               $0
Kirschbaum
------------------ ----------- -------------- ---------------- ------------------ ------------------ ----------------

Gail                        0              0           95,000            630,000                 $0               $0
Montgomery
------------------ ----------- -------------- ---------------- ------------------ ------------------ ----------------

Benjamin T. Sporn           0              0          150,834             96,666                 $0               $0
------------------ ----------- -------------- ---------------- ------------------ ------------------ ----------------

EQUITY COMPENSATION PLAN INFORMATION

       The following table sets forth securities authorized for issuance under equity compensation plans as of June 30, 2002.

---------------------- ----------------------------- ---------------------------- -----------------------------------
PLAN CATEGORY           NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE               NUMBER OF SECURITIES REMAINING
                        BE ISSUED UPON EXERCISE OF    EXERCISE PRICE OF               AVAILABLE FOR FUTURE ISSUANCE
                        OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,              UNDER EQUITY COMPENSATION
                        WARRANTS AND RIGHTS           WARRANTS AND RIGHTS              PLANS (EXCLUDING SECURITIES
                        -------------------           -------------------                 REFLECTED IN COLUMN (a)
                                (a)                           (b)                         ----------------------
                                                                                                    (c)
---------------------- ----------------------------- ---------------------------- -----------------------------------
Equity compensation
plans approved by
security holders        3,417,989                     $1.90                          1,331,166
---------------------- ----------------------------- ---------------------------- -----------------------------------
Equity compensation
plans not approved      222,000 (1)                   $0.683                         2,278,000
by security holders     810,000 (2)                   $2.607
---------------------- ----------------------------- ---------------------------- -----------------------------------
Total                   4,449,989                                                    3,609,166
---------------------- ----------------------------- ---------------------------- -----------------------------------

(1) The indicated securities represent shares underlying options granted under the Company's 2001 Stock Option Plan. The purpose of this plan is to provide non-executives who render services to the Company, additional incentives to advance the interests of the Company. Neither directors nor executive officers of the Company may be granted Stock Options under the Plan.

(2) The indicated securities represent shares underlying warrants granted from time to time as an inducement to various persons or entities to enter into transactions with the Company.

Pension Plans

NUTRITION 21, INC.

       Eligible employees of the Company are entitled to participate in the Burns Philp Inc. ("Burns Philp") Retirement Plan for Non-Bargaining Unit Employees, a non-contributory pension plan (the "Pension Plan") maintained by Burns Philp as long as Burns Philp maintains the Pension Plan and owns at least 20% of the Company's outstanding Common Stock. Burns Philp currently holds approximately 24% of the Company's outstanding Common Stock. Assuming retirement at age 65, the Pension Plan provides benefits equal to the greater of (a) 1.1% of the employee's final average earnings multiplied by the number of years of credited service plus 0.65% of the employee's final average earnings in excess of the average of the contribution and the benefit bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year of Social Security retirement age as calculated under Section 401(l)(5)(E) of the Code and Table I of IRS Notice 89-70, multiplied by the employee's years of credited service up to 35, minus any predecessor plan benefit in the case of an employee who participated in a predecessor plan or (b) $24 multiplied by the number of years of credited service up to 25 years plus
$12 multiplied by the years of employment from 26-40 years, minus any predecessor plan benefit in the case of an employee who participated in a predecessor plan. The "final average earnings" are the average earnings during the five highest-paid consecutive calendar years within the last ten calendar years of credited service with the Company. Earnings include the salary and bonus listed in the summary compensation table. Earnings, which may be considered under the Pension Plan, are limited to $200,000 per year subject to annual cost of living adjustments as determined by the IRS.

       The following table sets forth estimated annual benefits payable upon retirement, assuming retirement at age 65 in 2002 and a single life annuity benefit, according to years of credited service and final average earnings. The benefits listed are not subject to any deduction for Social Security or other offset amounts.

                            YEARS OF CREDITED SERVICE
Final average
earnings            15           20           25           30           35
--------------------------------------------------------------------------------
$ 25,000            $4,320       $5,760       $7,200       $8,160       $9,600

$ 50,000            $9,240       $12,360      $15,360      $18,480      $21,600

$ 75,000            $15,840      $21,120      $26,400      $31,680      $36,960

$100,000            $22,320      $29,760      $37,320      $44,760      $52,200

$150,000            $35,520      $47,280      $59,160      $71,040      $82,800

$200,000            $48,600      $64,800      $81,000      $97,200      $113,520
and up

       Alan J. Kirschbaum, Gail Montgomery, and Benjamin T. Sporn each have 3.5, 2.9, and 10 years, respectively, of credited service under the Pension Plan as of June 30, 2002, and, at age 65, would have approximately 11, 19, and 11 years of credited service, respectively.

CERTAIN OTHER INFORMATION

       After the fiscal year ended June 30, 2002, the Board of Directors adopted a 2002 Inducement Stock Option Plan under which the Company can issue options to purchase up to 2,500,000 common shares to induce individuals to become employed by the Company. As of December 2, 2002, the Company granted 675,000 options under this Plan at an average exercise price of $0.36. The Plan was not submitted to shareholders for approval.


DIRECTOR COMPENSATION

       Non-management Directors each receive a quarterly director's fee of $1,800 and the Chairman of the Board receives a quarterly director's fee of $3,600. Each also receives $500 for each meeting of the Board attended in person, $250 for each meeting of the Board attended telephonically, and each received a grant of options to acquire 10,000 shares of Common Stock during the fiscal year ended June 30, 2002, at an exercise price of $0.785. For the fiscal year ending June 30, 2003, each non-management Director will receive a grant of options to acquire 15,000 shares of Common Stock at the closing price on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Board of Directors determines executive compensation taking into consideration recommendations of the Compensation Committee. No member of the Company's Board of Directors is an executive officer of a company whose compensation committee or board of directors includes an executive officer of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation/Stock Option Committee (the "Compensation Committee") of the Board of Directors of the Company is responsible for developing, and recommending to the Board of Directors, the Company's compensation policies for executives of the Company. The goals of the Company's compensation policy are to
(i) offer competitive compensation that will attract and retain the type of high caliber executives necessary to achieve the Company's business objectives and
(ii) align the interests of executives with the long-term interests of the Company and its stockholders. The Company has primarily used base salary and, in some years, bonuses and stock options to meet these goals. The Compensation Committee believes that there is necessarily an element of subjectivity in establishing compensation levels for the Company's executives and to date has not followed specific objective performance criteria when establishing such compensation levels.

       The compensation paid in the fiscal year ended June 30, 2002, to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table above consisted of base salary, and in the case of the President and Chief Executive Officer stock options. The compensation level for each of these executives in the fiscal year ended June 30, 2002, was based on the Compensation Committee's evaluation of a number of factors, including the executive's position and responsibilities, service and accomplishments and present and future value to the Company.

                                             Members of the Compensation/Stock
                                             Option Committee

                                             Audrey T. Cross
                                             John H. Gutfreund
                                             Robert E. Pollack


                          REPORT OF THE AUDIT COMMITTEE

       In connection with the audited financial statements contained in the Company's Fiscal Year 2002 Annual Report on Form 10-K, the Audit Committee:

              o Reviewed and discussed the audited financial statements with the
                Company's  management;

              o Discussed  with Ernst & Young  LLP,  the  Company's  independent auditors, the matters required to be discussed by Statement of Auditing Standards 61, Communication with Auditors

              o Reviewed the written disclosures from Ernst & Young LLP required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, and discussed with the auditors their independence; and

              o based on the foregoing  review and  discussions,  recommended to the Board of Directors that the audited financial statements be included in the Company's Fiscal Year 2002 Annual Report on Form 10-K.

                                             AUDIT COMMITTEE

                                             P. George Benson
                                             Warren D. Cross
                                             John H. Gutfreund



COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and

Exchange   Commission.   Officers,   directors  and  greater  than   ten-percent
shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the period from July 1, 2001 through June 30, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                                PERFORMANCE GRAPH

       The following graph compares the cumulative total return on a hypothetical investment made on June 30, 1997 through June 28, 2002 (assuming reinvestment of dividends) in (a) the Company's Common Stock; (b) all NASDAQ stocks and (c) all pharmaceutical companies listed on NASDAQ. Pharmaceutical companies represent the industry grouping for which information was readily available which is most comparable to the Company. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock and each of the indexes.

        [The table below represents a line chart in the printed report.]

              PHARMA                    NASDAQ                  N21
date          price      value          price     value        price     value
6/30/97      406.91         100         476.3        100       2.375        100
6/30/98     415.818    102.1892       626.951   131.6294     1.40625   59.21053
6/30/99     583.341    143.3587       900.732   189.1102      2.4375   102.6316
6/30/00    1339.608    329.2148      1331.638   279.5797      3.0625   128.9474
6/29/01     1127.65    277.1252       721.851   151.5539        1.14         48
6/28/02      662.63    162.8444        491.75   103.2438         0.6   25.26316


      PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF DIRECTORS AND OFFICERS.

       The following table sets forth, as of November 29, 2002, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's executive officers and directors and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, 4 Manhattanville Road, Purchase, New York 10577-2197.

                   SHARES OWNED BENEFICIALLY AND OF RECORD(1)

Name and Address                               No. of Shares      % of Total

P. George Benson (2)                               70,000              *

Audrey T. Cross (3)                                94,000              *

Warren D. Cooper (4)                               10,000              *

John H. Gutfreund (5)                              90,000              *

Alan J. Kirschbaum (6)                             68,500              *

Gail Montgomery (7)                               455,000             1.36

Marvin Moser (8)                                  155,000              *

Robert E. Pollack (4)                             100,000              *

Benjamin T. Sporn (9)                             201,459              *

Andrew D. Wertheim (4)                             50,000              *

Wyeth (10)                                      3,478,261            10.75
5 Giralda Farms
Madison, NJ 07940

Burns Philp & Company Limited (11)              7,763,837            24.00
7 Bridge Street
Sydney, NSW 2000, Australia

All Executive Officers and Directors            1,293,959             3.78
as a Group (10 persons) (12)

       * Less than 1%

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group or group of persons is deemed to have "beneficial ownership" of any shares as of a given date, which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purposes of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 60,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(3) Includes 90,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(4) Consists of shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(5) Includes 40,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(6) Includes 58,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(7) Includes 435,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(8) Includes 145,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(9) Includes 167,334 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(10)   Formerly American Home Products Corporation.

(11)   Consists of shares owned by subsidiaries.

(12) Includes 1,105,334 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On December 12, 1996, the Company completed the sale of its UK-based food ingredients subsidiary, Aplin & Barrett Limited ("A&B"), to Burns Philp & Company Limited ("BP") for $13.5 million in cash and the return to the Company of 2.42 million shares of the Company's Common Stock held by BP. The sale included the Company's nisin-based food preservative business. In connection with the transaction, the Company and A&B entered into two License Agreements. Pursuant to the first License Agreement, the Company is exclusively licensed by A&B for the use of nisin generally in pharmaceutical products and animal healthcare products. Pursuant to the second License Agreement, A&B is exclusively licensed by the Company generally for the use of nisin as a food preservative and for food preservation. As long as BP owns at least 20% of the Company's outstanding common stock, BP is entitled to nominate one member for election to the Company's Board. BP has not nominated a member for election to the Company's Board. The amount of consideration for the sale was arrived at through arms-length negotiation and a fairness opinion was obtained. As of June 30, 2002, BP owned 7,763,837 shares of Common Stock, and continues such Common Stock ownership as of the date hereof.

       On July 1, 2000, the Company licensed its remaining rights to sell lysostaphin for research purposes, to Benjamin T. Sporn, its senior vice president, for $300,000, payable in cash over a three-year period. Payments of $200,000 have been made, and a payment of $100,000 is due prior to July 1, 2003. The price and other terms of the transaction were established through arms-length negotiations.

       ITEM 2 -- APPROVAL OF THE NUTRITION 21, INC. 2003 STOCK OPTION PLAN

       The Board has determined that the Company should adopt a new Stock Option Plan in order to make options available to employees, officers, directors and others who render services to the Company. Accordingly, the Board has adopted the 2003 Stock Option Plan (the "2003 Plan") and recommends to the stockholders that the 2003 Plan be approved.

       SUMMARY OF THE 2003 PLAN

The Company may grant to its directors, officers, employees, consultants and others who render services to the Company, options to purchase ("Options") up to 2,500,000 shares of the Company's Common Stock. If an option granted under the 2003 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 2003 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

       The 2003 Plan will be administered by the Board of Directors or by a committee of the Board ("Board"). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the Company. The 2003 Plan contains no preset criteria determining the identity or amount of options to be granted to any person or group of persons. Therefore, no determinations can be made at the present time as to the benefits or amounts that will be or would have been issued to any specific person or group of persons under the 2003 Plan, except as set forth in the following paragraph. No Option may be exercised after the expiration of 10 years from the date of grant. No Option may be granted under the 2003 Plan after November 14, 2012. The price of an Option is fixed by the Board, but in the case of an incentive stock option the price may not be less than the fair market value per share, or 110% of the fair market value per share in the case of incentive stock options to a 10% or greater Shareholder. As of December 2, 2002, the closing price as reported by NASDAQ for a share of Common Stock was $0.36. Upon exercise of an Option, the Optionee shall make full payment of the Option Price in cash, or, with the consent of the Committee and to the extent permitted by it: (a) with Common Stock of the Company valued at fair market value on date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings; (b) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price; or (c) any combination of any of the foregoing.

       On July 31, 2002, the Company granted to Ms. Montgomery options to purchase an aggregate of 1,175,000 shares of common stock at $0.39 per share, of which options to purchase 325,000 shares were granted subject to later approval by shareholders. The terms of these options include the following: (i) the exercise price is $0.39 per share; (ii) 108,333 shares vest on each of July 31, 2003 and July 31, 2004, and 108,334 shares vest on July 31, 2005; and the options expire July 30, 2012. As of December 2, 2002, the fair market value of a share was approximately $0.36 (based on the NASDAQ closing price). If prior to September 10, 2003, the shareholders do not approve the grant to her of these 325,000 options, these options will convert to a stock appreciation right ("SAR") on the same general terms as would have applied to these options, except that upon exercise the Company will pay to her the SAR's in-the-money value in cash or common stock. Approval of the 2003 Plan is approval of the grant of 325,000 options to Ms. Montgomery. Accordingly, upon shareholder approval of the 2003 Plan, Ms. Montgomery will receive 325,000 stock options under the 2003 Plan.

       Incentive  stock options are also subject to the  following  limitations:
(i) The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiaries) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

       The Board of Directors may, at any time, alter, suspend or terminate the 2003 Plan, except that the Board of Directors may not, without further approval of the stockholders, (1) increase the maximum number of shares for which Options may be granted under the 2003 Plan, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Optionee is obtained. No person may be divested of ownership of shares already issued under the 2003 Plan.

       The foregoing summary of the 2003 Plan is qualified in its entirety by, and reference is made to, the 2003 Plan, a copy of which is attached hereto as Exhibit A.

       The following discussion is a summary of the U.S. federal income tax rules applicable to stock options. Individuals should consult their own tax advisors since a taxpayer's particular situation may be such that other rules or results may apply. The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods, so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain.

       The  grant  of an  Option  that  is  not an  incentive  stock  option  (a
"non-qualified option") should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option by an employee who is not an officer or director or who is not otherwise subject to the provisions of Section 16(b) of the Exchange Act ("Section 16(b)"), the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the Optionee is subject to the restrictions of Section 16(b), income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the Optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restriction of Section 16(b), as the case may be, should qualify as capital gain.

       In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee provided any federal income tax withholding requirements are satisfied. If applicable holding period requirements in connection with an incentive stock option are not satisfied, no deduction will be available to the Company.

VOTING

       Approval of the Nutrition 21, Inc. 2003 Stock Option Plan requires the affirmative vote of a majority of the votes cast on the matter. Abstentions, broker non-votes, and shares not represented at the meeting will not be counted for purposes of determining whether such matter has been approved.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL (DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD).


                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BACKGROUND

       The Company's financial statements for the fiscal years ending June 30, 1998, 1999, and 2000, were audited by KPMG LLP ("KPMG"). On January 18, 2001, the Company informed KPMG that KPMG would no longer serve as the Company's independent auditors. The Company's financial statements for the fiscal year ended June 30, 2001 and 2002, were audited by Ernst & Young LLP. The Board has reappointed Ernst & Young LLP to audit the Company's financial statements for
the  fiscal  year  ending  June  30,  2003,   subject  to  ratification  by  the
stockholders.

       KPMG's reports on the Company's financial statements for the fiscal years ending June 30, 1998, 1999, and 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements, prior, during or subsequent to the Company's fiscal years ending June 30, 1998, 1999, and 2000, to January 18, 2001, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report.

GENERAL

       As indicated above, our Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of our Company for the fiscal year ending June 30, 2003, subject to ratification by the stockholders.

       In the event that the stockholders fail to ratify this reappointment, other certified public accountants will be considered upon recommendation of the Audit Committee. Even if this reappointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the board believes that such a change would be in the best interest of our Company and its stockholders.

       A representative of Ernst & Young LLP is expected to be present at the annual meeting and will be available to respond to appropriate questions.

INFORMATION CONCERNING FEES PAID TO OUR AUDITORS

       Set forth below is certain information concerning fees billed to us by Ernst & Young LLP in respect of services provided in the fiscal year ended June 30, 2002. As indicated below, in addition to auditing and reviewing our financial statements, Ernst & Young LLP provided us with other services in the fiscal year ended June 30, 2002. The Audit Committee has determined that the provision of these other services is compatible with maintaining the independence of Ernst & Young LLP.

       AUDIT FEES. Ernst & Young LLP billed us for aggregate fees of approximately $214,000 for (1) professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2002 and (2) the reviews of the financial statements included in our reports on Form 10-Q for periods within the fiscal year ended June 30, 2002.

       FINANCIAL INFORMATION SYSTEMS, DESIGN AND IMPLEMENTATIONS FEES. Ernst & Young LLP did not provide any services to our Company in the fiscal year ended June 30, 2002 relating to the design and implementation of financial information systems.

       OTHER  FEES.   Ernst  &  Young  LLP  billed  us  for  aggregate  fees  of approximately $39,191 for other services rendered in the fiscal year ended June 30, 2002

VOTING

       Ratification of the reappointment of Ernst & Young LLP as independent auditors to audit the financial statements of our Company for the fiscal year ending June 30, 2003, requires the affirmative vote of a majority of the votes cast on the matter. Abstentions, broker non-votes, and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR SUCH RATIFICATION (DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD).

                                  OTHER MATTERS

EXPENSE OF SOLICITATION

       The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

PROPOSALS OF SHAREHOLDERS


Notice Required to Include Proposals in Our Proxy Statement

       We will review for inclusion in next year's proxy statement shareholder proposals received by August 6, 2003. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Nutrition 21, Inc., 4 Manhattanville Road, Purchase, NY 10577 Attention: Benjamin T. Sporn, Secretary.

Notice Required to Bring Business Before an Annual Meeting

       Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at the 2003 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

       If a stockholder notifies us after October 20, 2003, of an intention to present a proposal at the 2003 annual meeting of stockholders (and for any reason the proposal is voted on at the meeting), our proxy holders will have the right to exercise discretionary voting authority with respect to such proposal.

Other Matters


       The Board of Directors of our Company does not know of any matter to be presented for action at the meeting other than the proposals described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the board of directors' recommendations.


FINANCIAL STATEMENTS

       The Company's Annual Report to Shareholders for the year ended June 30, 2002 is being delivered with this Proxy Statement to the Company's shareholders.


PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Dated:   Purchase, New York
         December 4, 2002


                                           By Order of the Board of Directors


                                           BENJAMIN T. SPORN, Secretary

EXHIBIT A

                               NUTRITION 21, INC.
                             2003 STOCK OPTION PLAN

       There is hereby established a 2003 Stock Option Plan (the "Plan"). The Plan provides for the grant to directors, officers, and employees of Nutrition 21, Inc. (the "Company") or its subsidiaries and consultants and others who perform services for the Company or its subsidiaries of options ("Options") to purchase shares of common stock of the Company ("Common Stock").

1. PURPOSE. The purpose of the Plan is to provide additional incentive to the directors, officers, employees, consultants and others who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ of (or in the rendering of services to) the Company and stimulate their efforts on behalf of the Company.

2. THE STOCK. The aggregate number of shares of Common Stock which may be subject to Options shall not exceed 2,500,000. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to options, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Options that may be granted to any person participating in the Plan.

3.     ADMINISTRATION OF THE PLAN.

       (a) The Plan shall be administered by a committee or committees (the "Committee") which shall be appointed by the Board of Directors of the Company (the "Board") from among its members. With regard to options to be granted to directors and officers, the Committee shall be comprised solely of not less than two members, the majority of whom shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) unless otherwise determined by the Board, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options.

       (b) Subject to the express provisions of the Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the Common Stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 3 shall be conclusive.

       (c) The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

       (d) The Committee may require that any Option Shares issued be legended as necessary to comply with applicable federal and state securities laws.

4.     TYPES OF OPTIONS. Options granted under the Plan shall be in the form of
(i) incentive stock options ("ISOs"), as defined in Section 422 of the Code, or
(ii) non-statutory options which do not qualify under such Section ("NSOs"), or both, in the discretion of the Committee. The status of each Option shall be identified in the option agreement, or if not identified, the status of each Option shall be an ISO to the extent permitted by law.

5.     ELIGIBILITY.

       (a) ISOs may be granted to employees of the Company, and such directors and officers as permitted by law, as the Committee shall select from time to time.

      (b)    NSOs may be granted to directors, officers, employees, consultants and others who render services to the Company as the Committee shall select from time to time.

6.     OPTION PRICE.

       (a) The price or prices per share of Common Stock to be sold pursuant to an Option (the "Exercise Price") shall be such as shall be fixed by the Committee but shall in any case not be less than:

                     (I) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Shareholder, and

                     (ii) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Shareholder.

       (b)    A "10% Shareholder" means an individual who within the meaning of
Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power to all classes of stock of the Company or of its parent or any subsidiary corporation.

7.     PERIOD OF OPTION VESTING.

       (a) The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, PROVIDED, HOWEVER, that an ISO shall not be exercisable after the expiration of ten years from the date of grant of such ISO and PROVIDED FURTHER that an ISO granted to a 10% Shareholder shall not be exercisable after the expiration of five years from the date of grant of such ISO.

       (b) SPECIAL RULE FOR ISOS. The aggregate fair market value (determined at the time the ISO is granted and ISOs will be taken into account in the order in which they were granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee (as defined below) during any calendar year (under all such plans of the Company, its parent or subsidiaries) shall not exceed $100,000, and any excess shall be considered an NSO.

8.     EFFECT OF TERMINATION OF EMPLOYMENT.

       (a) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the person to whom such Option was granted ("Optionee") from employment with or rendering of other services to the Company.

       (b) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

                     (i) prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and

                     (ii) within the twelve-month period next succeeding the death of the Optionee, if termination is by reason of death.

       (c) The Committee shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

9. PAYMENT FOR SHARES OF COMMON STOCK. Upon exercise of an Option, the Optionee shall make full payment of the Option Price in cash, or, with the consent of the Committee and to the extent permitted by it:

       (a) with Common Stock of the Company valued at fair market value on date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings;

       (b) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price; or

       (c)    any combination of any of the foregoing.

10. OPTION EXERCISES. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the other terms of this Plan.

11. LIMITED TRANSFERABILITY OF OPTION. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or laws of descent and distribution, except that, upon approval by the Committee, the Optionee may transfer an Option that is not intended to constitute an ISO (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift: to a member of the "Family" (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code Sec. 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan and the option agreement. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an ISO is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the ISO.

12.    OTHER PLAN TERMS.

       (a) The Committee may grant more than one Option to an individual, and, subject to the requirements of Section 422 of the Code with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

       (b) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or otherwise to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

       (c) Options under the Plan may be granted at any time after the Plan has been approved by the shareholders of the Company. However, no Option shall be granted under the Plan after November 30, 2008.

       (d) In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

       (e) An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

       (f) The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

13.    CERTAIN DEFINITIONS.

       (a) FAIR MARKET VALUE. As used in the Plan, the term "fair market value" shall mean as of any date:

                     (i) if the Common Stock is not traded on any over-the-counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances;

                     (ii)   if the Common Stock is traded in the
                     over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made; or

                     (iii) if the Common Stock is listed on a national securities exchange, based on the most recent closing prices for the Common Stock of the Company on such exchange.

       (b) SUBSIDIARY AND PARENT. The terms "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and
(e) of the Code.

14. NOT AN EMPLOYMENT CONTRACT. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

15.    WITHHOLDING TAXES.

       (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

       (b) In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

       (c) In the case of a disposition described in paragraph (b), the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

16. AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended (the "Securities Act"), and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

17. AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may at any time alter, suspend or terminate the Plan, but no change shall be made which will have a materially adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; PROVIDED, HOWEVER, that the Board may not without further approval of the shareholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

18.    OTHER CONDITIONS.

       (a) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

       (b) At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

19. APPROVAL; EFFECTIVE DATE; GOVERNING LAW. This Plan shall become effective upon the approval by the stockholders of the Company at an annual meeting or any special meeting of the stockholders of the Company. This Plan shall be interpreted in accordance with the internal laws of the State of New York.

                               NUTRITION 21, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              January 17, 2003       10 AM

       The undersigned hereby appoints Gail Montgomery and Benjamin T. Sporn, or either of them, as proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Nutrition 21, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held January 17, 2003 or any adjournments thereof.

       1.     ELECTION OF DIRECTORS

              FOR all the nominees listed below
              (except as marked to the contrary below)             [_]

              WITHHOLD AUTHORITY
              To vote for all nominees listed below                [_]


       (INSTRUCTION: To WITHHOLD authority to vote for any individual nominee, mark the box next to the nominee's name below.)

       P. George Benson                   [_]

       Warren D. Cooper                   [_]

       Audrey T. Cross                    [_]

       John H. Gutfreund                  [_]

       Gail Montgomery                    [_]

       Marvin Moser                       [_]

       Robert E. Pollack                  [_]

       The Board of Directors recommends a vote FOR the following:

       2.   APPROVAL OF ADOPTION OF A NUTRITION 21, INC. 2003 STOCK OPTION PLAN.

       FOR     [_]                   AGAINST     [_]            ABSTAIN     [_]


       3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2003.

       FOR     [_]                   AGAINST     [_]            ABSTAIN     [_]

                  (Continued and to be signed on reverse side)

In his or her discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT MSES. CROSS AND MONTGOMERY, AND MESSRS. BENSON, COOPER, GUTFREUND, MOSER, AND POLLACK AS DIRECTORS; TO APPROVE THE ADOPTION OF THE NUTRITION 21, INC. 2003 STOCK OPTION PLAN; AND TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2003.


Dated:
      --------------------------


--------------------------------
Signature

-------------------------------
Signature if held jointly


       (Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                           PLEASE MARK, DATE, SIGN AND
                   RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


                                       2